UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 7, 2008 (Date of earliest event reported)

MFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 Ossipee Road

Newton, MA  02464

(Address of principal executive offices)

Telephone: (617) 969-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)

☐            Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

                On April 7, 2008, MFIC Corporation (the “Company”) announced that (i) Microfluidics Corporation, the Company’s wholly-owned operating subsidiary, appointed William Kober, Xavier Leroy and Kent Chu as regional geographic Vice Presidents of Sales, and (ii) Thomas Hoarty, the Company’s Vice President of Marketing and Sales, plans to leave the Company, effective April 30, 2008.  A copy of the press release announcing such appointments and departure is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)           The following exhibit is hereby filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release titled “MFIC Corporation Appoints New Microfluidics’ Sales Leadership Team”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2008	MFIC CORPORATION

By: /s/ Michael C. Ferrara

Name:

Michael C. Ferrara
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “MFIC Corporation Appoints New Microfluidics’ Sales Leadership Team”